Impairment testing of non-financial assets	12 Months Ended
Jun. 30, 2023
Impairment testing of non-financial assets [Abstract]
Impairment testing of non-financial assets	Impairment testing of non-financial assets
Accounting policy
The carrying amount of the Group’s non-financial assets are reviewed at each reporting date to assess whether there is an indication of impairment. This indication may be due to internal factors arising from the operational efficiency of the assets or external factors due to the macroeconomic scenario and the behavior of the commodity prices and the U.S. dollar. If there is such indication, the recoverable amount of the asset is estimated. The recoverable amount of an asset is defined as the higher of the fair value of the asset and the value in use of its CGU, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.
When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and a provision for impairment is recognized to adjust the carrying amount to its recoverable amount. In assessing value in use, the estimated future cash flow is discounted to present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.
Impairment losses are recognized in the statement of profit or loss in expense categories consistent with the function of the impaired asset, when applicable. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized, except in the case of goodwill that cannot be reversed in future periods.
The Group assessed its business segments by grouping the assets of each region into independent cash-generating units (“CGUs”), which represent the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.
Critical accounting estimates and judgments
The Group determines its cash flows based on the budgets approved by its management, which use the following assumptions: (i) revenue growth rate (ii) margins applied to the cost of sale of its products; and (iii) discount rates that reflect specific risks of each CGU. These assumptions are subject to risks and uncertainties. Therefore, it is possible that changes in circumstances may alter these projections, which may affect the recoverable amount of the assets.
Business segments are composed by certain CGUs as follows:

Segment	Identified CGUs
LATAM Cluster	Colombia CGU
Brazil Cluster	North CGU, East CGU, South CGU
Crop Care Cluster	Biological products and special fertilizers CGU
Goodwill arising from business combinations are allocated to the CGUs that benefited from the acquisition and are tested for impairment at that level.
The Group consistently monitors whether new CGUs are identified, and whether they are justifiable.
The main assumptions used in the impairment test are as follows:

Cash-generating unit	Revenue growth rate	Operating margin average	Pre Tax discount rate	Recoverable amount
Colombia CGU	15.2%	16.0%	12.0%	854,088
North CGU	11.5%	15.1%	13.2%	1,034,123
East CGU	13.4%	11.6%	13.2%	2,053,650
South CGU	15.6%	21.9%	13.2%	2,212,679
Biological products and special fertilizers CGU	21.2%	24.7%	13.2%	1,643,008
As a result of this analysis, the Group did not record any impairment loss. As the value in use of these assets is significantly higher than their carrying amount, there was no reasonably possible change in a key assumption that would trigger any impairment recognition.